EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Stephen M. Tuuk
Stephen M. Tuuk

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Stephen M. Westfield
Stephen M. Westfield

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Mary L. Ursul
Mary L. Ursul

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Blake W. Krueger
Blake W. Krueger

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ David W. Crooks
David W. Crooks

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Thomas J. Ryan
Thomas J. Ryan

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Thomas F. Dickinson
Thomas F. Dickinson

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Joseph A. Fink
Joseph A. Fink

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Professionals Direct, Inc., does hereby appoint STEPHEN M. TUUK and STEPHEN M. WESTFIELD, or any of them, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Professionals Direct, Inc. for the Professionals Direct, Inc. Outside Directors' Deferred Compensation Plan and the Professionals Direct, Inc. Employee and Director Stock Purchase Plan and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

May 11, 2005	/s/ Julius A. Otten
Julius A. Otten